UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported): November 19, 2008
FIRST EQUITY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-11777	95-6799846

(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File No.)	Identification No.)

1800 Valley View Lane, Suite 300 Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 469-522-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant
     Effective November 19, 2008, the Board of Directors of First Equity Properties, Inc. (the “Company” or the “Registrant” or the “Issuer”) engaged the Plano, Texas firm of Swalm & Associates, PC as the Independent Registered Public Accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2008 and any interim period. During the Registrant’s two most recent fiscal years and any subsequent interim period, the Registrant did not consult with Swalm & Associates, PC or any of its members about the application of accounting principals to any specified transaction or any other matter. The decision to change accountants was approved by the Board of Directors consisting of Louis J. Corna and R. Neil Crouch II.
     The engagement effective November 19, 2008 of Swalm & Associates, PC as the new Independent Registered Public Accountant for the Registrant necessarily results in the termination or dismissal of the principal accountant which audited the Registrant’s financial statements for the fiscal year ended December 31, 2007, Farmer, Fuqua & Huff, PC. Farmer, Fuqua & Huff, PC had made a fee proposal estimate to the Registrant for the fiscal year ending December 31, 2008 which was greater than the fee proposal of Swalm & Associates, PC for the same work.
     During the Registrants two most recent fiscal years ended December 31, 2007 and the subsequent interim periods, there were no disagreements between the Registrant and Farmer, Fuqua & Huff, PC concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Farmer, Fuqua & Huff, PC’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K.
     Farmer, Fuqua & Huff, PC’s report dated March 14, 2008 on the Registrant’s financial statements for the fiscal year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principals.
     The Registrant provided Farmer, Fuqua & Huff, PC with a copy of the foregoing disclosures and requested from Farmer, Fuqua & Huff, PC a letter addressed to the Commission stating whether Farmer, Fuqua & Huff, PC agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Farmer, Fuqua & Huff, PC’s letter is attached as an exhibit to this report as Exhibit 16.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: November 21, 2008	FIRST EQUITY PROPERTIES, INC.
	By:	/s/ R. Neil Crouch II
R. Neil Crouch II, Vice President,
Treasurer, Chief Financial and Accounting Officer